                                                                  EXHIBIT 99(II)


     The Financial Reports, as amended, which are being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report September 26, 1997, are being filed without the schedules to the Monthly Cash Statement (Form 5). Set forth below is a list of the omitted Schedules to Form 5 which Cincinnati Microwave, Inc. hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request: (i) Fifth Third Bank statement regarding the Company's General Account and (ii) the Supplement to Disbursements containing a listing of the Company's wire transfers, system checks and manual checks.


                                              CINCINNATI MICROWAVE, INC.




                                       By: Kurt H. Stump
                                           ------------------------------------
                                           Kurt H. Stump
                                           President and Chief Executive Officer